Government Grants	12 Months Ended
Dec. 31, 2024
Government Grants
Government Grants

9. Government Grants

On September 2, 2020, the Ministry of Innovation, Science and Economic Development Canada (“ISED”) agreed to make a 20,000,000 CAD conditionally repayable contribution (“Contribution Agreement”) to the Company for the funding period from April 1, 2019, to December 31, 2021. The investment was made through the Strategic Innovation Fund (“SIF”) for eligible expenses relating to development of the Group’s patented IMSR reactor (“SIF Project”).

The repayment period will begin at the start of the Company’s second fiscal year following the completion of the project, with annual repayments made for a 25-year period or until such time as the agreed amount to be repaid, defined as up to 1.75 times the actual amount paid by ISED to the Company, is reached, whichever occurs first. In the event that revenue is earned by the Company in the government fiscal year ending March 31, 2024, the first annual repayment payable shall be paid after March 31, 2024, and not later than April 30, 2024. The annual repayment will be calculated at 3.00% of revenue earned by the Company in the fiscal year. If no revenue is earned by the Company in a given government fiscal year, then no repayment is due. The repayment period will expire on the later of April 30, 2048, or the date of the last repayment. The total contribution amount to-date as of December 31, 2024, was $14,925,373. The Company has recorded $10,274 and $0 as a repayment accrual as of December 31, 2024 and 2023, respectively, which is included in accounts payable and accrued expenses on the consolidated balance sheets.